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                                                                    Exhibit 23.2

                        Consent of Independent Auditors

We consent to the reference to our firm under the captions "Summary Historical Consolidated Financial Data" and "Experts" and to the use of our report dated
July 31, 2003, in the Registration Statement (Form S-1 No. 333-     ) and
related Prospectus of Marshall Edwards, Inc. (a development stage company) for the registration of 2,300,000 common stock units.

                                             /s/ Ernst & Young LLP

Stamford, Connecticut
September 25, 2003